                        Annual Report

                                   OTC FUND

                               DECEMBER 31, 1996

                     [LOGO OF T. ROWE PRICE APPEARS HERE]

  REPORT HIGHLIGHTS
  --------------------------------------------------------------------------
 . In another exuberant year, the stock market delivered strong, double-digit gains, although small companies lagged their larger counterparts.

 . The OTC Fund outperformed its small-company benchmark, returning 6.33% and 21.05% for the 6- and 12-month periods ended December 31, respectively.

 . The fund benefited from its holdings in energy, real estate investment trusts, and financial companies, the leading market sectors for the year.

 . We continued to buy more shares of good companies at bargain prices, including Outback Steakhouse and Toolex Alpha, a maker of compact-disk manufacturing equipment.

 . A stronger dollar and slowing economy should help small companies regain leadership in 1997, but a correction in stock prices is possible.

FELLOW SHAREHOLDERS

Your fund had another good year in 1996, chalking up its second straight gain of more than 20%. Although small companies again trailed their larger counterparts, the OTC Fund stayed within sight of the larger-company, unmanaged Nasdaq and Standard & Poor's 500 stock indices. However, over the last six months, following a summer correction, the S&P 500 surged ahead of the fund, fueled by sustained corporate earnings growth and investors' ravenous appetite for bigger companies.

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------
Periods Ended 12/31/96             6 Months    12 Months
--------------------------------------------------------
OTC Fund                              6.33%       21.05%
 ........................................................
Nasdaq Composite *                    8.95        22.71
 ........................................................
Russell 2000                          5.56        16.49
 ........................................................
S&P 500                              11.68        22.96
 ........................................................

*Principal only

Compared with its small-company benchmark (the unmanaged Russell 2000 Index), the fund did extremely well, outperforming it for the six-month period ended December 31 and by a wide margin for the full year. Small-capitalization stocks have now lagged large-caps for two years in a row. Nevertheless, we remain optimistic that they will regain leadership in 1997, as discussed in the outlook section.

YEAR-END DISTRIBUTIONS

Your fund's Directors declared a fourth quarter dividend of $0.09 per share and a capital gain distribution of $1.58 per share (including a short-term capital gain of $0.68 and a long-term gain of $0.90). These distributions were paid on December 30 to shareholders of record on December 26. In early January, we mailed your check or statement reflecting these distributions, and Form 1099-DIV, reporting them for tax purposes, was sent late in the month.

INVESTMENT REVIEW

The leading small-company stock market sectors for the year were energy (up 67%), real estate investment trusts or REITs (up 32%), and financials (up 25%). Fortunately, your fund had significant exposure to all of these areas. The fund has long held an overweighted position in energy services stocks. We wrote at length in previous letters about our enthusiasm for REITs and are pleased that they paid off so handsomely in 1996. Finally, our focus on quality, niche financial companies, particularly insurance stocks, also benefited performance. What about the losers? Two areas to avoid in 1996 were health care (down 4.5%) and utilities (essentially flat). The OTC Fund was underweighted in both sectors compared with the Russell 2000.

     During the year, 10 of our holdings individually topped the $2 million mark in value added to the fund, including longtime favorites Richfood Holdings, Analogic, and Analysts International. We also made a few mistakes, but the winners far exceeded the losers. Only three of our holdings lost more than $1.5 million. The largest detractor to fund performance was cable service provider Heartland Wireless, which lost $1.7 million in value as investors reacted to disappointing third quarter earnings.

     The fund's winners in the second half included Leasing Solutions, an information technology firm, which rose on strong earnings and an exciting new contract with Cisco Systems. The company's performance added 10 cents to the fund's net asset value. Collective Bancorp added nine cents to NAV on solid fundamentals and a surge in the financial sector. On the other hand, losers included Shiva, which knocked 14 cents off NAV as orders slowed for its principal local area network (LAN) remote access computer server. Toolex Alpha, a maker of compact-disk manufacturing equipment, was another detractor, hurt by the spillover of slower sales in the record industry. Nevertheless, we believe Toolex Alpha is a fine company, boasting excellent technology and good long-term prospects. In fact, it was one of our largest purchases over the last six months. More on this stock in the next section.

PORTFOLIO HIGHLIGHTS

     Our major purchases in the second half included Outback Steakhouse, the aforementioned Toolex Alpha, and Analogic. Outback operates and franchises over 300 restaurants. The company possesses excellent, well-motivated management and enjoys strong earnings growth and high profitability per restaurant. We bought the stock late in the year after slowing same-store sales drove its price down to a modest multiple of just 14.5 times projected 1997 earnings versus 18 times for the overall market -- an excellent value.

     Speaking of bargains, let's get back to Toolex Alpha. Recently trading at just 14 times estimated 1997 earnings, this company looks compellingly priced. For that relatively cheap valuation, you can acquire a firm with 28% operating profit margins, significant free cash flow, and very high market share in its industry.

     Finally, we added significantly to our position in Analogic, elevating it to the fund's second largest holding (as shown in the table following this letter). The company makes crucial components for medical instruments such as CAT scanners and magnetic resonance imaging machines. Analogic's sales and earnings have been rejuvenated by its rollout of a rugged, portable CAT scan machine that requires very little power to operate, making it ideal for use in rural hospitals, clinics, underdeveloped countries, and by the military. By comparison, a conventional CAT scanner requires a large amount of high-quality, uninterrupted power and sophisticated environmental controls, making it impractical in many parts of the world. Trading at a recent 1.6 times book value, the stock looks like another bargain.

------------------------
 Sector Diversification
------------------------

[PIE GRAPH APPEARS HERE]

Business and Services & Transportation 19%

Financial 17%

Technology 8%

Consumer Services/Cyclicals 16%

Reserves 8%

Consumer Nondurables 15%

Energy/Utilities/Misc. 7%

Capital Equipment/Process Industries/Basic Materials 10%

Based on net assets as of 12/31/96.

     Two of our three largest sales involved acquisitions that eliminated these companies from the portfolio. After the death of its founder, the board of AMTROL decided a sale of the company was in shareholders' best interests. The company, which makes plumbing products, fetched a high price and contributed substantially during the year. Similarly, Sudbury, a maker of automotive parts, was acquired in a deal that was profitable for your fund. Keeping a vigilant eye on valuations, we also pared our positions in some large holdings that had grown in value, including Richfood, Pacific Sunwear, and Leasing Solutions.

We should also admit our mistakes. During the second half, we eliminated Cadmus Communications after it experienced unexpected weakness in its core business and had difficulty integrating several recent acquisitions.

OUTLOOK

Small companies provided another strong absolute return in 1996. After rising more than 28% in 1995, the Russell 2000 advanced 16.5% last year, and we are pleased that your OTC Fund outperformed this benchmark in both years.

Although they trailed larger companies for the second year in a row, we believe small-caps are the place to be invested in 1997. First, the economy, while remaining strong, has slowed in recent months. When investors search for sustainable earnings growth in a slowing economy, we believe small-cap stocks will come to the fore. Second, recent strength in the dollar bodes well for this area. A rising dollar tends to depress the earnings of big, multinational companies that have significant overseas operations, making the earnings growth of domestically oriented small firms look relatively more attractive.

We end with a word of caution. After two strong years, investors should remember that trees do not grow to the sky and markets do not rise without interruption. After a record-setting six years without a 10% correction in the S&P 500, we would not be surprised to see such a dip sometime this year. On the other hand, given the stable economy and a placid outlook for inflation and interest rates, we do not expect a major disruption in stock prices. As always, we are confident that our blend of value and growth will lead us to investment opportunities that are attractive under any market conditions. Thanks for your continued support.

Respectfully submitted,

/s/ Greg A. McCrickard

Greg A. McCrickard
President and Chairman of the Investment Advisory Committee

January 20, 1997

--------------------------------------------------------------------------------
Sticking To Your Game Plan
--------------------------------------------------------------------------------

                   TIME REDUCES VOLATILITY OF MARKET RETURNS
--------------------------------------------------------------------------------
(Annualized Returns for Best and Worst Period: Rolling Periods From 1950 to
                                    1996*)

[AN 8-BAR CHART SHOWING BEST AND WORST ANNUALIZED TOTAL RETURNS OF STOCKS FOR VARIOUS ROLLING TIME PERIODS BETWEEN 1950 AND 1996.]

*From 1950-1996, there were 47 one-year periods; 42 five-year periods; 37 ten-year periods; and 27 twenty-year periods.
Source: T. Rowe Price Associates; data from Ibbotson Associates.
Chart is for illustrative purposes only and is not intended to represent the past performance or future results of any specific securities.

In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value./1/

Above all, remember that investing is a long-distance race, not a sprint.

/1/ Ned Davis Research.

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

  TWENTY-FIVE LARGEST HOLDINGS


                                                                                 Percent of
                                                                                 Net Assets
                                                                                   12/31/96
--------------------------------------------------------------------------------------------------
  Selective Insurance                                                                   2.8%
 ..................................................................................................
  Analogic                                                                              2.4
 ..................................................................................................
  Harleysville Group                                                                    2.0
 ..................................................................................................
  JP Foodservice                                                                        1.9
 ..................................................................................................
  Richfood Holdings                                                                     1.8
--------------------------------------------------------------------------------------------------
  Analysts International                                                                1.7
 ..................................................................................................
  UICI                                                                                  1.4
 ..................................................................................................
  Collective Bancorp                                                                    1.4
 ..................................................................................................
  PartnerRe Holdings                                                                    1.3
 ..................................................................................................
  Electro Rent                                                                          1.2
--------------------------------------------------------------------------------------------------
  Woodward Governor                                                                     1.2
 ..................................................................................................
  Weatherford Enterra                                                                   1.2
 ..................................................................................................
  Home Beneficial                                                                       1.2
 ..................................................................................................
  Unitog                                                                                1.1
 ..................................................................................................
  Petrolite                                                                             1.1
--------------------------------------------------------------------------------------------------
  Glacier Bancorp                                                                       1.1
 ..................................................................................................
  Quorum Health Group                                                                   1.1
 ..................................................................................................
  W.R. Berkley                                                                          1.0
 ..................................................................................................
  Inphynet Medical Management                                                           1.0
 ..................................................................................................
  Tracor                                                                                1.0
--------------------------------------------------------------------------------------------------
  Rutherford-Moran Oil                                                                  1.0
 ..................................................................................................
  Holophane                                                                             1.0
 ..................................................................................................
  FelCor Suites Hotels                                                                  1.0
 ..................................................................................................
  Renal Care Group                                                                      1.0
 ..................................................................................................
  Culp                                                                                  1.0
--------------------------------------------------------------------------------------------------
  Total                                                                                33.9%

T. ROWE PRICE OTC FUND
-------------------------------------------------------------------------------



PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

  MAJOR PORTFOLIO CHANGES
  Listed in descending order of size

  6 Months Ended 12/31/1996

  Ten Largest Purchases                      Ten Largest Sales
  -----------------------------------------------------------------------------

  Outback Steakhouse *                       AMTROL **
  .................................          .................................
  Tracor *                                   Richfood Holdings
  .................................          .................................
  Toolex Alpha                               Sudbury
  .................................          .................................
  Source Services *                          Cadmus Communications**
  .................................          .................................
  North Face *                               Pacific Sunwear
  .................................          .................................
  Analogic                                   Biogen
  .................................          .................................
  Planar Systems *                           Oceaneering International**
  .................................          .................................
  Coach USA *                                Leasing Solutions
  .................................          .................................
  Alternative Resources *                    Continental Waste**
  .................................          .................................
  Greenfield Industries                      SITEL
  .................................          .................................

   * Position added
  ** Position eliminated

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


                           [LINE GRAPH APPEARS HERE]
     OTC FUND
     ---------------------------------------------------------------------------

                                Nasdaq     Russell
                                Composite  2000       OTC
                                Index      Index      Fund
                        12/86   10,000     10,000     10,000
                        12/87    9,474      9,121      8,749
                        12/88   10,933     11,402     11,124
                        12/89   13,038     13,256     13,253
                        12/90   10,717     10,674     10,540
                        12/91   16,809     15,589     14,608
                        12/92   19,406     18,458     16,639
                        12/93   22,269     21,943     19,701
                        12/94   21,557     21,543     19,718
                        12/95   30,162     27,672     26,392
                        12/96   37,010     32,237     31,948


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Periods Ended 12/31/96                      1 Year     3 Years     5 Years      10 Years
     -----------------------------------------------------------------------------------------

     OTC Fund                                   21.05%       17.49%      16.94%       12.32%
     .........................................................................................

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------



FINANCIAL HIGHLIGHTS           For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                              Year
                                             Ended
                                          12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
  NET ASSET VALUE

  Beginning of period                   $    16.32  $    13.80  $    15.39  $    14.37  $    16.86
                                        .............................................................
  Investment activities
    Net investment income                     0.09        0.12        0.04           -        0.02
    Net realized and
    unrealized gain (loss)                    3.33        4.53       (0.04)       2.60        2.20
                                        .............................................................
    Total from
    investment activities                     3.42        4.65        0.00        2.60        2.22
                                        .............................................................
  Distributions
    Net investment income                   (0.09)      (0.12)       (0.03)         -        (0.07)
    Net realized gain                       (1.58)      (2.01)       (1.56)      (1.58)      (4.64)
                                        .............................................................

    Total distributions                     (1.67)      (2.13)       (1.59)      (1.58)      (4.71)
                                        .............................................................

  NET ASSET VALUE
  End of period                         $   18.07   $   16.32   $    13.80  $    15.39  $    14.37
                                        -------------------------------------------------------------

  Ratios/Supplemental Data

  Total return                              21.05%      33.85%       0.08%       18.40%      13.91%
                                        .............................................................
  Ratio of expenses to
  average net assets                         1.07%       1.11%       1.11%        1.20%       1.32%
                                        .............................................................
  Ratio of net investment
  income to average
  net assets                                 0.56%       0.74%       0.24%       (0.01)%      0.03%
                                        .............................................................
  Portfolio turnover rate                    31.1%       57.8%       41.9%        40.8%       30.7%
                                        .............................................................
  Average commission rate paid          $  0.1402           -           -            -           -
                                        .............................................................
  Net assets, end of period
  (in thousands)                        $ 415,604  $  278,613    $196,726     $204,609    $186,838
                                        .............................................................

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------
                                                               December 31, 1996


STATEMENT OF NET ASSETS                               Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

       COMMON STOCKS AND WARRANTS  90.7%

       FINANCIAL  17.2%

       Bank and Trust  5.6%
       Albank Financial                                  50,000   $       1,578
       ........................................................................
       Collective Bancorp                               160,000           5,620
       ........................................................................
       First Bell Bancorp                               100,000           1,337
       ........................................................................
       First Mariner Bancorp *                           40,000             535
       ........................................................................
       First Security                                    75,000           2,541
       ........................................................................
       Frankfort First                                  120,000           1,327
       ........................................................................
       Glacier Bancorp +                                193,600           4,622
       ........................................................................
       Marshall & Ilsley                                 30,000           1,043
       ........................................................................
       Mercantile Bancorporation                         61,500           3,160
       ........................................................................
       Security First Network Bank *                     50,000             531
       ........................................................................
       ValliCorp Holdings                                52,500           1,080
       ........................................................................
                                                                         23,374
                                                                 ..............
       Insurance  11.3%

       Foremost                                          35,000           2,100
       ........................................................................
       Harleysville Group                               270,500           8,183
       ........................................................................
       Home Beneficial (Class B)                        125,000           4,797
       ........................................................................
       PartnerRe Holdings                               160,000           5,440
       ........................................................................
       Poe & Brown                                      125,000           3,359
       ........................................................................
       Selective Insurance                              300,000          11,437
       ........................................................................
       UICI *                                           175,000           5,655
       ........................................................................
       United Dental Care *                              60,000           1,834
       ........................................................................
       W.R. Berkley                                      85,000           4,340
       ........................................................................
                                                                         47,145
                                                                ...............
       Financial Services  0.3%

       ITLA Capital *                                    70,000           1,033
       ........................................................................
                                                                          1,033
                                                                ...............
       Total Financial                                                   71,552
                                                                ...............


       UTILITIES  1.4%

       Telephone Services  1.3%

       Aerial Communications *                          232,500           1,860
       ........................................................................
       Aliant Communications                            118,500           2,000
       ........................................................................


T. ROWE PRICE OTC FUND
------------------------------------------------------------------------

                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
       Western Wireless *                                100,000   $       1,381
       ..........................................................................
                                                                           5,241
                                                                   ..............
       Electric Utilities  0.1%
       Public Service of New Mexico                       30,000             589
       ..........................................................................
                                                                             589
                                                                   ..............
       Total Utilities                                                     5,830
                                                                   ..............


       CONSUMER NONDURABLES  14.6%

       Food Processing  1.0%

       Makepeace *                                           164           1,656
       ..........................................................................
       Seneca Foods (Class A) *                           82,200           1,295
       ..........................................................................
       Seneca Foods (Class B) *                           65,200           1,035
       ..........................................................................
                                                                           3,986
                                                                    .............
       Hospital Supplies/Hospital Management  3.7%

       Allied Healthcare Products                        163,500           1,206
       ..........................................................................
       Medical Alliance *                                 50,000             575
       ..........................................................................
       OccuSystems *                                     100,000           2,688
       ..........................................................................
       Quorum Health Group *                             155,000           4,592
       ..........................................................................
       Renal Care Group *                                125,000           3,992
       ..........................................................................
       St. Jude Medical *                                 40,000           1,705
       ..........................................................................
       Tecnol Medical Products *                          41,000             612
       ..........................................................................
                                                                          15,370
                                                                    ..............
       Pharmaceuticals  0.6%

       Biogen *                                           20,000             772
       ..........................................................................
       Perrigo *                                         200,000           1,800
       ..........................................................................
                                                                           2,572
                                                                    .............
       Biotechnology  0.3%

       Cell Genesys *                                    150,000           1,359
       ..........................................................................
                                                                           1,359
                                                                    .............

       Health Care Services  4.2%

       Apria Healthcare *                                140,000           2,625
       ..........................................................................
       EmCare Holdings *                                 102,500           2,351
       ..........................................................................
       Inphynet Medical Management *                     245,000           4,318
       ..........................................................................
       NeoPath *                                         104,000           1,911
       ..........................................................................
       Northfield Laboratories *                         120,000           1,275
       ..........................................................................
       Orthodontic Centers of America *                  120,000           1,890
       ..........................................................................

T. ROWE PRICE OTC FUND
-------------------------------------------------------------------------------

                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                   In thousands
Raytel Medical *                                  275,000         $       2,888
 ................................................................................
                                                                         17,258
                                                                  ..............
Miscellaneous Consumer Products  4.8%
Boston Acoustics                                  120,000                 2,078
 ................................................................................
Coinmach Laundry *                                100,000                 1,750
 ................................................................................
Crown City Plating *+                              34,500                   345
 ................................................................................
Culp                                              260,000                 3,965
 ................................................................................
Quiksilver *                                       44,600                   959
 ................................................................................
Richfood Holdings                                 300,000                 7,275
 ................................................................................
WestPoint Stevens *                               126,000                 3,748
 ................................................................................
                                                                         20,120
                                                                  ..............
Total Consumer Nondurables                                               60,665
                                                                  ..............

CONSUMER SERVICES  10.7%

General Merchandisers  1.0%
Carson Pirie Scott *                               75,000                 1,894
 ................................................................................
Caseys General Stores                             120,000                 2,257
 ................................................................................
                                                                          4,151
                                                                  ..............
Specialty Merchandisers  1.8%
CSS Industries *                                   88,200                 2,293
 ................................................................................
GT Bicycles *                                     270,000                 3,442
 ................................................................................
Norton McNaughton *                                20,000                   168
 ................................................................................
Pacific Sunwear *                                  40,000                 1,027
 ................................................................................
Performance Food Group *                           50,000                   769
 ................................................................................
                                                                          7,699
                                                                  ..............
Entertainment and Leisure  2.9%
FelCor Suites Hotels, REIT                        115,000                 4,068
 ................................................................................
Heartland Wireless *                              155,000                 2,025
 ................................................................................
North Face *                                      120,000                 2,295
 ................................................................................
Outback Steakhouse *                              135,000                 3,594
 ................................................................................
                                                                         11,982
                                                                  ..............
Media and Communications  5.0%
American Radio Systems (Class A) *                 60,000                 1,635
 ................................................................................
Centennial Cellular (Class A) *                   125,000                 1,508
 ................................................................................
Chancellor (Class A) *                             50,000                 1,181
 ................................................................................
Comnet Cellular *                                  72,398                 2,009
 ................................................................................
Cowles Media                                      110,578                 2,841
 ...............................................................................

T. ROWE PRICE OTC FUND
-------------------------------------------------------------------------------

                                                     Shares/Par           Value
-------------------------------------------------------------------------------
                                                                   In thousands
       Jacor Communications *                            55,000   $       1,509
       .........................................................................
       Scholastic *                                      45,000           3,009
       .........................................................................
       Shiva *                                           60,000           2,085
       .........................................................................
       Sinclair Broadcast Group (Class A) *             110,000           2,888
       .........................................................................
       Vanguard Cellular (Class A) *                     75,000           1,172
       .........................................................................
       Wireless One *                                   136,300             920
       .........................................................................
                                                                         20,757
                                                                  ..............
       Total Consumer Services                                           44,589
                                                                  ..............

       CONSUMER CYCLICALS  5.0%

       Automobiles and Related  1.6%
       Adrian Steel                                       7,756           1,225
       .........................................................................
       Littelfuse *                                      75,000           3,619
       .........................................................................
       TBC *                                            255,000           1,944
       .........................................................................
                                                                          6,788
                                                                  ..............
       Building and Real Estate  2.7%
       Apartment Investment & Management (Class A),
         REIT                                           140,000           3,955
       .........................................................................
       Arden Realty, REIT                                50,000           1,388
       .........................................................................
       Prime Retail, REIT                               150,000           1,847
       .........................................................................
       Starwood Lodging, REIT                            50,000           2,756
       .........................................................................
       Storage Trust Realty, REIT                        50,000           1,350
       .........................................................................
                                                                         11,296
                                                                  ..............
       Miscellaneous Consumer Durables  0.7%
       Craftmatic Contour, warrants, 12/31/02 *          20,970               0
       .........................................................................
       Ellett Brothers                                  200,000           1,050
       .........................................................................
       Juno Lighting                                     55,000             873
       .........................................................................
       York Group                                        38,100             729
       .........................................................................
                                                                          2,652
                                                                  ..............
       Total Consumer Cyclicals                                          20,736
                                                                  ..............

       TECHNOLOGY  8.4%

       Electronic Components  4.1%
       American Superconductor *                         25,000             269
       .........................................................................
       Analogic                                         296,300           9,815
       .........................................................................
       Linear Technology                                 35,000           1,535
       .........................................................................
       Maxim Integrated Products *                       60,000           2,599
       .........................................................................

T. ROWE PRICE OTC FUND
-------------------------------------------------------------------------------

                                                     Shares/Par           Value
-------------------------------------------------------------------------------
                                                                   In thousands
       Planar Systems *                                 250,000   $       2,875
       .........................................................................
                                                                         17,093
                                                                  ..............
       Electronic Systems  0.6%
       ITI Technologies *                                50,000             753
       .........................................................................
       Lifeline Systems *                               110,000           1,918
       .........................................................................
                                                                          2,671
                                                                  ..............
       Telecommunications  1.4%
       California Microwave *                           100,000           1,475
       .........................................................................
       Cellular Communications of Puerto Rico *          55,000           1,079
       .........................................................................
       PanAmSat *                                        60,000           1,687
       .........................................................................
       SITEL *                                           70,000             989
       .........................................................................
       TriQuint Semiconductor *                          15,000             393
       .........................................................................
                                                                          5,623
                                                                  ..............
       Aerospace and Defense  2.3%
       Tracor *                                         202,000           4,318
       .........................................................................
       Woodward Governor                                 37,900           5,041
       .........................................................................
                                                                          9,359
                                                                  ..............
       Total Technology                                                  34,746
                                                                  ..............

       CAPITAL EQUIPMENT  3.2%

       Electrical Equipment  1.7%
       Advanced Lighting *                              100,000           2,475
       .........................................................................
       ANADIGICS *                                       10,000             395
       .........................................................................
       Holophane *                                      215,000           4,139
       .........................................................................
                                                                          7,009
                                                                  ..............
       Machinery  1.5%
       Greenfield Industries                            100,000           3,056
       .........................................................................
       Laser Alignment *                                 16,450             237
       .........................................................................
       Toolex Alpha *                                   275,000           2,870
       .........................................................................
                                                                          6,163
                                                                  ..............
       Total Capital Equipment                                           13,172
                                                                  ..............

       BUSINESS SERVICES AND
       TRANSPORTATION  19.2%

       Computer Service and Software  4.6%
       Adobe Systems                                     15,000             562
       .........................................................................
       Analysts International                           250,000           6,937
       .........................................................................

T. ROWE PRICE OTC FUND
-------------------------------------------------------------------------------

                                                     Shares/Par           Value
-------------------------------------------------------------------------------
                                                                   In thousands
       Cybermedia *                                      30,000   $         463
       .........................................................................
       Documentum *                                      10,000             341
       .........................................................................
       Electronic Arts *                                 50,000           1,497
       .........................................................................
       Expert Software *                                 45,000             155
       .........................................................................
       Macromedia *                                      30,000             544
       .........................................................................
       OpenVision Technologies *                         70,000             809
       .........................................................................
       PLATINUM Technology *                             50,000             678
       .........................................................................
       Premenos Technology *                             30,000             255
       .........................................................................
       Red Brick Systems *                               20,000             455
       .........................................................................
       Rogue Wave Software *                              6,000              96
       .........................................................................
       Secure Computing *                                35,000             311
       .........................................................................
       SunGard Data Systems *                            30,000           1,196
       .........................................................................
       Sync Research *                                   20,000             271
       .........................................................................
       Synopsys *                                        50,000           2,300
       .........................................................................
       Verity *                                          46,100             703
       .........................................................................
       Visio *                                           30,000           1,470
       .........................................................................
                                                                         19,043
                                                                  ..............
       Distribution Services  2.6%
       JP Foodservice *                                 285,000           7,944
       .........................................................................
       Primesource +                                    350,000           2,724
       .........................................................................
                                                                         10,668
                                                                  ..............
       Environmental  0.2%
       TRC *                                            200,000             900
       .........................................................................
                                                                            900
                                                                  ..............
       Transportation Services  3.1%
       Coach USA *                                      100,000           2,937
       .........................................................................
       Expeditors International of Washington           120,000           2,745
       .........................................................................
       Frozen Food Express                              150,000           1,350
       .........................................................................
       Heartland Express *                               80,827           1,960
       .........................................................................
       International Shipholding                        101,562           1,879
       .........................................................................
       M.S. Carriers *                                   70,000           1,142
       .........................................................................
       Midwest Express Holdings *                        20,000             720
       .........................................................................
                                                                         12,733
                                                                  ..............
       Miscellaneous Business Services  8.5%
       Alternative Resources *                          135,000           2,320
       .........................................................................
       Billing Information Concepts *                    75,000           2,170
       .........................................................................
       Copart *                                         135,000           1,755
       .........................................................................

T. ROWE PRICE OTC FUND
-------------------------------------------------------------------------------

                                                     Shares/Par           Value
-------------------------------------------------------------------------------
                                                                   In thousands
       Electro Rent *                                   211,500   $       5,182
       .........................................................................
       Insituform Technologies (Class A) *              500,000           3,750
       .........................................................................
       International Imaging Materials *                 60,000           1,335
       .........................................................................
       Leasing Solutions *                               90,000           2,340
       .........................................................................
       McGrath RentCorp                                 120,000           3,045
       .........................................................................
       Nobel Education Dynamics *                       120,000           1,215
       .........................................................................
       Shorewood Packaging *                            186,000           3,662
       .........................................................................
       Source Services *                                180,000           3,229
       .........................................................................
       Unitog                                           173,500           4,717
       .........................................................................
       Walsh International *                             80,000             710
       .........................................................................
                                                                         35,430
                                                                  ..............
       Railroads  0.2%
       North Carolina Railroad                           24,900           1,012
       .........................................................................
                                                                          1,012
                                                                  ..............
       Total Business Services and Transportation                        79,786
                                                                  ..............

       ENERGY  4.4%

       Energy Services  2.3%
       Carbo Ceramics                                   130,000           2,681
       .........................................................................
       Cooper Cameron *                                  50,000           3,825
       .........................................................................
       Petroleum Helicopters                             28,200             493
       .........................................................................
       Petroleum Helicopters (non-voting)                18,000             297
       .........................................................................
       Smith International *                             50,000           2,244
       .........................................................................
                                                                          9,540
                                                                  ..............
       Exploration and Production  2.1%
       Rutherford-Moran Oil *                           150,000           4,163
       .........................................................................
       Weatherford Enterra *                            160,000           4,800
       .........................................................................
                                                                          8,963
                                                                  ..............
       Total Energy                                                      18,503
                                                                  ..............

       PROCESS INDUSTRIES  3.3%

       Specialty Chemicals  2.5%
       A. Schulman                                       55,000           1,355
       .........................................................................
       Furon                                             27,300             580
       .........................................................................
       Hauser *                                         360,000           2,081
       .........................................................................
       Petrolite                                        100,000           4,700
       .........................................................................

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

     Sybron Chemical *                                  100,000    $       1,600
     ...........................................................................
                                                                          10,316
                                                                   .............
     Paper and Paper Products  0.8%

     Jefferson Smurfit *                                220,000            3,534
     ...........................................................................
                                                                           3,534
                                                                   .............
     Total Process Industries                                             13,850
                                                                   .............

     -------------------------------------
     BASIC MATERIALS  3.1%
     -------------------------------------

     Metals 1.9%

     Free State Consolidated Gold Mines ADR             150,000            1,078
     ...........................................................................
     Gibraltar Steel *                                  110,000            2,860
     ...........................................................................
     Matthews International                             132,300            3,804
     ...........................................................................
                                                                           7,742
                                                                   .............
     Mining 1.2%

     Coal Creek +                                         9,295              990
     ...........................................................................
     Prime Resources Group *                            250,000            1,771
     ...........................................................................
     Rochester & Pittsburgh                              15,728              440
     ...........................................................................
     TVX Gold *                                         164,000            1,271
     ...........................................................................
     Western Water *                                     40,000              570
     ...........................................................................
                                                                           5,042
                                                                   .............
     Total Basic Materials                                                12,784
                                                                   .............
     Miscellaneous Common Stocks 0.2%                                        808
                                                                   .............
     -----------------------------------------------------
     Total Common Stocks and Warrants (Cost $282,399)                    377,021
     -----------------------------------------------------         .............

     -----------------------------------------------------
     PREFERRED STOCKS  0.2%
     -----------------------------------------------------

     Prime Retail, REIT, Cum., 10.50%, Series A          30,000              735
     ...........................................................................
     -----------------------------------------------------
     Total Preferred Stocks (Cost $570)                                      735
     -----------------------------------------------------         .............

     -----------------------------------------------------
     CONVERTIBLE PREFERRED STOCKS  0.4%
     -----------------------------------------------------

     ICO, $1.687                                         51,000            1,147
     ...........................................................................
     Prime Retail, REIT, 8.50%, Series B                 25,000              550
     ...........................................................................
     -----------------------------------------------------
     Total Convertible Preferred Stocks (Cost $1,504)                      1,697
     -----------------------------------------------------         .............


T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------



                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
     -----------------------------------------
     CONVERTIBLE BONDS  0.7%
     -----------------------------------------

     Arch Communications (144a), 6.75%, 12/1/03        $1,000,000  $         855
     ...........................................................................
     Offshore Logistics (144a), 6.00%, 12/15/03         2,000,000          2,102
     ...........................................................................

     -----------------------------------------
     Total Convertible Bonds (Cost $3,123)                                 2,957
     -----------------------------------------                     .............

     -----------------------------------------
     SHORT-TERM INVESTMENTS  8.3%
     -----------------------------------------

     Certificates of Deposit  3.6%

     Bayerische Hypotheken und Wechsel, (London)
             5.375%, 2/18/97                            5,000,000          5,000
     ...........................................................................
     Deutsche Bank, 5.50%, 1/6/97                       5,000,000          5,000
     ...........................................................................
     National Westminster Bank, 5.41%, 2/10/97          5,000,000          5,000
     ...........................................................................
                                                                          15,000
                                                                   .............
     Commercial Paper  4.2%

     BHF Finance (Delaware), 5.30%, 4/11/97             4,031,000          3,972
     ...........................................................................
     Caterpillar Financial Services, 5.42%, 2/20/97     3,000,000          2,978
     ...........................................................................
     Falcon Asset Securitization, 4(2), 5.40%, 1/22/97  5,000,000          4,984
     ...........................................................................
     Investments in Commercial Paper through a joint
             account 6.75-7.10%, 1/2/97                 5,664,504          5,663
     ...........................................................................
                                                                          17,597
                                                                   .............
     Medium-Term Notes  0.5%

     Morgan Stanley Group, VR, 5.656%, 1/31/97          2,000,000          2,000
     ...........................................................................
                                                                           2,000
                                                                   .............
     -------------------------------------------
     Total Short-Term Investments (Cost $34,597)                          34,597
     -------------------------------------------                   .............

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------



                                                      Shares/Par          Value
-------------------------------------------------------------------------------
                                                                   In thousands

     -------------------------------------
     Total Investments in Securities
     -------------------------------------
     100.3% of Net Assets (Cost $322,193)                         $     417,007

     -------------------------------------
     Other Assets Less Liabilities                                       (1,403)
     -------------------------------------
                                                                  .............

     NET ASSETS                                                   $     415,604
                                                                  -------------
     Net Assets Consist of:

     Accumulated net investment income - net of distributions     $          23

     Accumulated net realized gain/loss - net of distributions            9,648

     Net unrealized gain (loss)                                          94,814

     Paid-in-capital applicable to 23,002,712 shares of $0.50
     par value capital stock outstanding; 200,000,000 shares
     authorized                                                         311,119
                                                                  .............

     NET ASSETS                                                   $     415,604
                                                                  -------------

     NET ASSET VALUE PER SHARE                                    $       18.07
                                                                  -------------











        *  Non-income producing
        +  Affiliated company
     REIT  Real Estate Investment Trust
       VR  Variable rate
     4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
     144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 0.7% of net assets.


     The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/96

     ---------------------------------------
     Investment Income
     ---------------------------------------

     Income
       Dividend                                                     $      3,633
       Interest                                                            1,823
                                                                    ............
       Total income                                                        5,456
                                                                    ............
     Expenses
       Investment management                                               2,619
       Shareholder servicing                                                 683
       Custody and accounting                                                146
       Prospectus and shareholder reports                                     53
       Registration                                                           51
       Legal and audit                                                        15
       Directors                                                              10
       Miscellaneous                                                           8
                                                                    ............
       Total expenses                                                      3,585
                                                                    ............
     Net investment income                                                 1,871
                                                                    ............
     ---------------------------------------
     Realized and Unrealized Gain (Loss)
     ---------------------------------------
     Net realized gain (loss) on
       Securities                                                         36,942
       Foreign currency transactions                                           1
                                                                    ............
       Net realized gain (loss)                                           36,943
                                                                    ............
       Change in net unrealized gain or loss on securities                23,595
                                                                    ............
     Net realized and unrealized gain (loss)                              60,538
                                                                    ............

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                         $     62,409
                                                                    ------------






The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------



----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/96        12/31/95

     Increase (Decrease) in Net Assets

     Operations
       Net investment income                       $      1,871     $     1,774
       Net realized gain (loss)                          36,943          30,377
       Change in net unrealized gain or loss             23,595          37,772
                                                   .............................
       Increase (decrease) in net assets from
       operations                                        62,409          69,923
                                                   .............................

     Distributions to shareholders
       Net investment income                             (1,898)         (1,809)
       Net realized gain                                (33,112)        (30,304)
                                                   .............................
       Decrease in net assets from distributions        (35,010)        (32,113)
                                                   .............................

     Capital share transactions*
       Shares sold                                      175,932          69,748
       Distributions reinvested                          33,047          30,002
       Shares redeemed                                  (99,387)        (55,673)
                                                   .............................
       Increase (decrease) in net assets from
       capital share transactions                       109,592          44,077
                                                   .............................

     Net Assets

     Increase (decrease) during period                  136,991          81,887
     Beginning of period                                278,613         196,726
                                                   .............................

     End of period                                 $    415,604     $   278,613
                                                   -----------------------------

   * Share information

       Shares sold                                        9,548           4,412
       Distributions reinvested                           1,846           1,857
       Shares redeemed                                   (5,466)         (3,448)
                                                   .............................
       Increase (decrease) in shares outstanding          5,928           2,821









The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------
                                                               December 31, 1996


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price OTC Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 1, 1956.

       Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

       Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

       For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

       Affiliated Companies Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

       Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------


       Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

       Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

       Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $163,771,000 and $95,028,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

       At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $322,193,000 and net unrealized gain aggregated $94,814,000, of which $114,781,000 related to appreciated investments and $19,967,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $269,000 was payable at December 31, 1996. The fee is

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------


       computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund.
       T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $611,000 for the year ended December 31, 1996, of which $68,000 was payable at period-end.

T. ROWE PRICE OTC FUND
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price OTC Fund, Inc.

       We have audited the accompanying statement of net assets of T. Rowe Price OTC Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price OTC Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

       COOPERS & LYBRAND L.L.P.
       Baltimore, Maryland
       January 20, 1997

For yield, price, last transaction,
current balance or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price OTC Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor        RPRTOTC  12/31/96